Exhibit 99.1

Hubbell Incorporated Prices $1.9 Billion Senior Notes Offering

SHELTON, CT (June 2, 2026) — Hubbell Incorporated (NYSE: HUBB) (“Hubbell” or the “Company”) today announced that it has successfully priced an offering (the “offering”) of an aggregate principal amount of $1.9 billion of senior notes, consisting of $500 million aggregate principal amount of 4.650% senior notes due 2031, $700 million aggregate principal amount of 4.900% senior notes due 2033 and $700 million aggregate principal amount of 5.150% senior notes due 2036 (collectively, the “notes”).

The offering is expected to close on June 8, 2026, subject to customary closing conditions. Hubbell intends to use the net proceeds from the offering, together with cash on hand and/or additional borrowings, to finance the consideration payable in connection with its proposed acquisition of NSI Electrical Buyer, Inc. (together with its subsidiaries, “NSI”), repay certain existing indebtedness of NSI, and pay related transaction costs. Any remaining net proceeds from the offering are expected to be used for general corporate purposes.

J.P. Morgan Securities LLC, BofA Securities, Inc., and HSBC Securities (USA) Inc. are acting as joint book-running managers for the offering.

The notes are being offered pursuant to an effective shelf registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”). The offering is being made only by means of a prospectus supplement and accompanying prospectus. A copy of the prospectus supplement and accompanying prospectus relating to the offering may be obtained by contacting J.P. Morgan Securities LLC at 270 Park Ave, New York, NY 10017, Attention: Investment Grade Syndicate Desk, or calling collect at 212-834-4533; BofA Securities, Inc. at 201 North Tryon Street, NC1-022-02-25, Charlotte, NC 28255-0001, Attn: Prospectus Department, emailing dg.prospectus_requests@bofa.com or calling toll-free 1-800-294-1322; or HSBC Securities (USA) Inc., 66 Hudson Boulevard, New York, NY 10001, or calling toll-free at 866-811-8049. You may also get these documents for free by visiting the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the notes described herein or any other securities, nor shall there be any sale of these notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About Hubbell

Hubbell Incorporated is a leading manufacturer of utility and electrical solutions enabling customers to operate critical infrastructure safely, reliably and efficiently. With 2025 revenues of $5.8 billion, Hubbell solutions electrify economies and energize communities. The corporate headquarters is located in Shelton, CT.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute Hubbell’s current expectations based on reasonable assumptions. Such forward-looking statements include, but are not limited to, our financing plans, including the offering of the notes and the details thereof, the proposed use of proceeds therefrom (including, without limitation, the timing of the completion of our proposed acquisition of NSI) and other expected effects of the offering of the notes and anticipated use of our shelf registration statement, which are subject to risks and uncertainties, such as our continued

eligibility to use the shelf registration statement, demand for our securities, market and general economic conditions and other risks and uncertainties. Forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “plan”, “estimated”, “predict”, “target”, “should”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending”, “goals”, “scheduled”, “will”, “will likely be”, and similar words and phrases. Such forward-looking statements are based on our current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or Hubbell’s achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the impact of and substantial uncertainty regarding the duration of existing and newly announced trade tariffs, import quotas or other trade actions, restrictions or measures taken by the United States, China, Mexico, the United Kingdom, member states of the European Union, and other countries, including the recent and ongoing potential changes in U.S. trade policies, that may be made by the current or a future presidential administration and changes in trade policies in other countries made in response to changes in the U.S. trade policies; the general impact of inflation on our business, including the impact on raw materials costs, elevated interest rates and increased energy costs and our ability to implement and maintain pricing actions that we have taken to cover higher costs and protect our margin profile; economic and business conditions in particular industries, markets or geographic regions, as well the potential for macro-economic effects of the U.S. government federal deficit, and continued inflation, a significant economic slowdown, stagflation or recession; effects of unfavorable foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; supply chain disruptions and availability, costs and quantity of raw materials, purchased components, energy and freight; changes in demand for our products, market conditions, product quality, or product availability adversely affecting sales levels; ability to effectively develop and introduce new products; changes in markets or competition adversely affecting realization of price increases; continued softness in the grid automation market of Utility Solutions and residential market of Electrical Solutions; failure to achieve projected levels of efficiencies, and maintain cost savings and cost reduction measures, including those expected as a result of our lean initiatives and strategic sourcing plans; failure to comply with import and export laws; changes relating to impairment of our goodwill and other intangible assets; inability to access capital markets or failure to maintain our credit ratings; changes in expected or future levels of operating cash flow, indebtedness and capital spending; regulatory issues, and extensive worldwide changes to the taxation of multinational enterprises, including global minimum tax rules under the Organisation for Economic Co-operation and Development’s Pillar Two initiative and potential modifications to corporate taxation by the U.S. government, including adjustments to tax rates, deduction limitations, cross-border tax provisions, and administrative guidance; a major disruption in one or more of our manufacturing or distribution facilities or headquarters, including the impact of plant consolidations and relocations; changes in our relationships with, or the financial condition or performance of, key distributors and other customers, agents or business partners which could adversely affect our results of operations; the impact of productivity improvements on lead times, quality and delivery of product; anticipated future contributions and assumptions including increases in interest rates and changes in plan assets with respect to pensions and other retirement benefits, as well as pension withdrawal liabilities; adjustments to product warranty accruals in response to claims incurred, historical experiences and known costs; unexpected costs or charges, certain of which might be outside of our control; changes in strategy due to economic conditions or other conditions outside of our control affecting anticipated future global product sourcing levels; ability to carry out future acquisitions and strategic investments in our core businesses as well as the acquisition related costs; the ability of government customers to meet their financial obligations; political unrest and military actions in foreign countries, including the conflicts in Ukraine and the Middle East and trade tensions with China, as well as the impact on world markets and energy supplies and prices resulting therefrom, including the U.S.-Israel-Iran conflict, which has had substantial effects on global trade, the energy markets and the financial markets; the impact of potential natural disasters or additional public health emergencies on our financial condition and results of operations; failure of information technology systems, cybersecurity breaches, cyber threats, malware, phishing attacks, break-ins and similar events resulting in unauthorized disclosure of confidential information or disruptions or damage to information technology systems that could cause interruptions to our operations or adversely affect our internal control over financial reporting; incurring significant and/or unexpected costs to avoid, manage, defend and litigate intellectual property matters; future repurchases of common stock under our common stock repurchase program; changes in accounting principles, interpretations, or estimates; failure to comply with any laws and regulations, including those related to data privacy and information security; the outcome of environmental, legal and tax contingencies or costs compared to amounts provided for such contingencies; improper conduct by any of our employees, agents or business partners that damages our reputation or subjects us to civil or criminal liability; our ability to hire, retain and develop qualified personnel; the ability to successfully manage and integrate acquired businesses, such as the acquisitions of Alliance USAcqCo 2, Inc. (the Ventev business), Nicor, Inc. (the Nicor business), and Power Rose Acquisition, Inc. (the DMC Power business), as well as the failure to realize expected synergies and benefits anticipated when we make an acquisition due to potential adverse reactions or changes to business or employee relationships resulting from completion of the transaction, competitive responses to the transaction, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of an acquired business, diversion of management’s attention from ongoing business operations and opportunities, and litigation relating to the transaction; the impact of certain divestitures, including the benefits and costs of the sale of the residential lighting business; the ability to effectively implement Enterprise Resource Planning systems without disrupting operational and financial processes; Hubbell’s ability to complete the acquisition of NSI on the proposed terms or on the anticipated timeline, or at all; failure to achieve the anticipated benefits from the acquisition of NSI; other risks related to the completion of the acquisition of NSI and actions related thereto, including transaction costs and/or unknown or inestimable liabilities; risk factors related to the integration of NSI and the future opportunities and plans for the combined company; and other factors described in our Securities and Exchange Commission filings, including in the prospectus supplement related to the offering and in the “Business”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Forward-Looking Statements”, and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q. Any such forward-looking statements are not guarantees of future performance and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. Potential investors are encouraged to read Hubbell’s filings to learn more about the risk factors associated with Hubbell’s business and the offering. Hubbell undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Contact:  Jonathon Murphy

Hubbell Incorporated

40 Waterview Drive

P.O. Box 1000

Shelton, Connecticut 06484

(475) 882-4000

4